Exhibit 10.18

800 5th Avenue # 4100,
Seattle, WA 98104,
Cardtrend International, Inc.                                                                       USA
Tel : +603 79553311
WEB: www.cardtrend.com                                                                                                        Fax : +603 79550033

RBSM LLP
1360 Beverly Road,
Suit 103, McLean,
VA 22101-3621,
USA.

Attention: Mr. Peter Stefanou, Partner.

Dear Sirs,
This is to confirm that in consideration of a fee of US$5,000 to be paid to you by us on or before November 5, 2008, we have both agreed, subject to you receiving the said fee in your bank account, that the Maturity period as mentioned in Section 1.1 of the Convertible Promissory Note dated May 5, 2008 (a copy of which attached herewith) is hereby amended to twelve (12) month anniversary of the Loan Date.

Yours faithfully,	Agreed to by:
Cardtrend International Inc.	RBSM LLP

KING K. NG	PETER STEFANOU
King K. Ng	Peter Stefanou
President & CEO	Partner

Date: October 30, 2008	Date: October 30, 2008

Copy of Convertible Note dated May 5, 2008 attached.